Summary Prospectus	February 28, 2024

BLKC
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
Cboe BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2024 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Investment Objective
The Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%

Other Expenses	None

Total Annual Fund Operating Expenses	0.60

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally will invest at least 80% of its total assets in the securities that comprise the Underlying Index.
Strictly in accordance with its guidelines and mandated procedures, VettaFi LLC (the “Index Provider”) maintains the Underlying Index, which is comprised of two different components: (i) stocks of companies that are materially engaged in the research and development of blockchain technology, cryptocurrency mining, cryptocurrency buying, or cryptocurrency enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and U.S.-listed private investment trusts that invest at least 75% of their assets in Bitcoin (the “ETP and Trust Component”). However, the Fund will not invest directly in cryptocurrencies such as Bitcoin, or in crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies.
The term “blockchain” refers to a type of peer-to-peer distributed ledger, or decentralized database, that keeps continuously updated digital records of who owns a particular asset (e.g., cryptocurrency). Blockchain is secured using cryptography and facilitates the process of recording transactions and tracking assets in a business network. Blockchain derives its name from the way it stores transaction data — as unchangeable, digitally recorded data in packages called “blocks” that are linked together to form a chain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network. Each block in the chain is cryptographically connected to the previous block in the chain, ensuring all data in the overall “blockchain” has not been tampered with. Blockchain networks can be private with restricted membership similar to an intranet, or public like the Internet, and are governed by rules agreed on by the network participants.
Blockchain technology can be used in a wide variety of data sharing applications, and track intangible and digital assets and companies across business sectors without a need for a third-party record keeper, payments processor, or central clearing authority. Blockchain technology has the potential to streamline transactions, increase confidence of commercial market participants, and increase efficiency for various business processes, including recordkeeping, payment processing and inventory management among others.
“Decentralized Commerce” refers to commerce that relies on decentralized technologies such as blockchain. Therefore, “Decentralized Commerce” reflects the commercial interaction of companies at the forefront of such innovation that seek to leverage blockchain and similar technologies or platforms to increase operational efficiency in business to business or business to consumer transactions to their competitive advantage.
Cryptocurrency assets, such as Bitcoin and Ethereum, are examples of specific applications of public blockchains. Cryptocurrencies are digital assets designed to work as a medium of exchange that are stored electronically in a blockchain. They use encryption techniques to secure transactions, to control the creation of additional monetary units, and to verify the transfer of assets. Unlike traditional currencies, decentralized virtual currencies (or cryptocurrencies) are digital assets and are not issued or backed by any government, agency, bank, organization or single administrator. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin, and while the design and maintenance of each
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type of cryptocurrency differs, cryptocurrencies are typically based on the decentralized, open source protocol of a peer-to-peer computer network. The transactions of such currencies on a blockchain are verified by cryptocurrency “miners.” Crypto-mining involves using computers to solve mathematical equations. Generally, when a successful validation occurs, a miner receives rewards paid in the form of tokens. As a result, miners are incentivized to validate transactions and to secure the network to earn rewards.
The Equity Component of the Underlying Index is primarily comprised of exchange-listed equity securities of companies that are principally or materially engaged in one of the following four business activities (each, a “Business Segment”):
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Cryptocurrency Miners: Companies that mine cryptocurrency assets.
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Cryptocurrency Enabling Technologies: Companies that (i) facilitate the buying, selling and transfer of cryptocurrency assets, (ii) provide custody for cryptocurrency assets, (iii) supply semiconductors used in cryptocurrency mining, or (iv) supply cryptocurrency mining machines.
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Cryptocurrency Buyers: Companies that report cryptocurrency assets on their balance sheets.
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Blockchain Users: Operating companies that are engaged in the research and development of blockchain technologies for non-cryptocurrency-related purposes.
To be eligible for inclusion in the Equity Component of the Underlying Index, a company’s stock must be listed on an approved and globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum free float factor of 20%, and (iii) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million. Companies may be located in the United States or in foreign jurisdictions, including in emerging markets, and may be represented by depositary receipts such as American depositary receipts (“ADRs”) or global depositary receipts (“GDRs”).
In addition to stocks of companies engaged in the Business Segments above, the Underlying Index also includes the ETP and Trust Component which is represented by exchange-traded products and open-ended private investment trusts that trade on an approved U.S. exchange (in accordance with the Index Provider's methodology) and invest at least 75% of their assets in Bitcoin (“BTC”).
To be eligible for inclusion in the ETP and Trust Component of the Underlying Index, an ETP or private investment trust must also: (i) have a minimum full market capitalization of $1 billion ($500 million for current Underlying Index constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current Underlying Index constituents), and (iii) be open-ended.
Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.
The Underlying Index is rebalanced monthly. At each rebalance, the ETP and Trust Component is allocated a 15% Underlying Index weight, and the Equity Component is allocated the remaining 85% Underlying Index weight. All of the companies in the Equity Component are weighted equally to one another.
As of December 31, 2023, the Underlying Index was comprised of 58 stocks with market capitalizations ranging from $383.9 million to $2.8 trillion.
The Fund generally employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, due to the practical difficulties and expense of, purchasing all of the securities in the Underlying Index, the Fund may also utilize a sampling methodology from time to time. A
“sampling” methodology means that the Fund does not purchase all the components of the Underlying Index. Rather, the Adviser uses quantitative analysis to select a representative sample of assets that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics.
The Fund may obtain exposure to certain securities in the ETP and Trust Component indirectly through a wholly-owned subsidiary organized under Cayman Islands law (the “Subsidiary”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to such assets in accordance with the limits of the federal tax laws, which may limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary is wholly-owned and controlled by the Fund and advised by Invesco Capital Management LLC (the “Adviser”). The Subsidiary's investment objective is to seek to track the performance of a subset of the securities in the Underlying Index. The Subsidiary will follow the same general investment policies and restrictions as the Fund, except that unlike the Fund, it may invest to a greater extent in cryptocurrency-related investments. The Subsidiary’s investments also will be subject to limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the 1940 Act.
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of October 31, 2023, the Fund had significant exposure to the information technology sector. The Fund's portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”).
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Blockchain Company Investments Risk. Companies engaged in the development, enablement and acquisition of blockchain technologies are subject to a number of risks. Blockchain technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. A lack of expansion in the usage of blockchain
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technology could adversely affect the underlying holdings of the Fund. Moreover, the extent to which companies held by the Fund utilize blockchain technology may vary, and it is possible that even widespread adoption of blockchain technology may not result in a material impact on the stock price of such companies.
Furthermore, companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund. Additionally, blockchain technology is new, and as such may be subject to future laws or regulations. Any such regulatory changes affecting blockchain technology may adversely impact an investment in companies utilizing this technology.
Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.
In addition, because blockchain functionality relies on the Internet, a significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Micro-Capitalization Company Risk. Investments in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro-capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.
Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the Fund will also concentrate its investments in such industries or industry groups to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with
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countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when the Index Provider selects securities for inclusion in the Underlying Index or rebalances the Underlying Index.
Geographic Concentration Risk. The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance. For example, a natural or other disaster could occur in a country or geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected region.
Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies.
While the Fund will not invest directly in cryptocurrencies, the value of the Fund's investments in cryptocurrency-linked assets (including private investment trusts and ETPs) is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of a digital currency could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in a digital currency network or a change in user preference to competing cryptocurrencies. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset, and the Fund's exposure to cryptocurrency-linked assets could result in substantial losses to the Fund.
Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users' cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of a digital currency.
Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund's investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.
Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in cryptocurrencies, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. Accordingly, to the extent the Fund invests in any cryptocurrency-linked assets (such as ETPs or private funds) that generate non-qualifying income, it intends to do so through the Subsidiary. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund's use of cryptocurrency-linked assets or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund's ability to pursue its investment strategy.
Cryptocurrency ETPs and Trusts Risks. In seeking to track the Underlying Index, the Fund may obtain investment exposure to cryptocurrencies indirectly through investments in ETPs and private investment trusts, which are pooled investment vehicles that hold cryptocurrencies. The Fund’s investment in these vehicles subjects the Fund to all the risks of digital currencies described herein. In addition, as a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, while simultaneously paying its own management fees and expenses. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in these vehicles. The price of the ETPs and trusts in which the Fund invests may be highly volatile and may not directly correspond to the price of the underlying digital currency in which the vehicle invests. Such investment vehicles may trade at premiums or discounts, which may be significant. To the extent the Fund invests in trusts that are private investment vehicles, the Fund is also subject to the risks of private funds generally, which include, but are not limited to, liquidity risk, lack of a secondary market to trade securities, management risk, concentration risk and valuation risk. The securities of the ETPs and trusts in which the Fund invests are generally not registered under the 1940 Act, and may not be registered under the Securities Act of 1933 as amended, (the “Securities Act”) or any state securities laws, and therefore such an investment will not benefit from the protections and restrictions of such laws.
Market Capitalization Risk. Companies that report cryptocurrency assets on their balance sheets amounting to at least 50% of their market capitalization are eligible for inclusion in the Underlying Index. Market
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capitalization refers to the total dollar market value of a company's outstanding shares; it is calculated by multiplying the total number of the company's outstanding shares by the current market price per share. Market capitalization can fluctuate depending on changes in the per share price of a security or due to changes in the number of shares outstanding. Because market capitalization is determined, in large measure, by market price, market capitalization can fluctuate up or down depending on the fluctuation of market price of shares and, at times, may be higher or lower than a company's book value. As a result, a portfolio company's holdings in bitcoin (when expressed as a percentage of market capitalization) may appear to increase when market prices decline, and conversely, may appear to decrease when market prices increase, even though such company's total holdings of bitcoin would remain unchanged both in an absolute sense and as a percentage of book assets. Component companies whose cryptocurrency assets drop below 50% of their market capitalization will not be eligible for the Underlying Index at its next rebalance.
Line of Business Risk. Certain companies included in the Underlying Index may be engaged in other lines of business unrelated to blockchain and cryptocurrency and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S.
issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling methodology may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Sampling Risk. The Fund's use of a representative sampling methodology may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase
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the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Best Quarter	December 31, 2023	47.04%
Worst Quarter	June 30, 2022	-49.19%

Average Annual Total Returns (for the period ended December 31, 2023)
	Inception Date	1 Year	Since Inception
Return Before Taxes	10/7/2021	128.26%	-10.91%
Return After Taxes on Distributions		126.38	-11.86
Return After Taxes on Distributions and Sale of Fund Shares		75.96	-8.58

Alerian Galaxy Global Blockchain Equity, Trusts & ETPs Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		129.81	-11.29

MSCI ACWI (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		22.20	2.28

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	September 2021

David Hemming	Head of Alternatives Portfolio Management of the Adviser	September 2021

Theodore Samulowitz	Senior Portfolio Manager of the Adviser	September 2021

Dave Sahota, CFA	Portfolio Manager of the Adviser	February 2024

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for cash and/or the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a
6     Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
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tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
7     Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF
invesco.com/ETFs